                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      J.B. Hunt Transport Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                       J. B. HUNT TRANSPORT SERVICES, INC.
                         615 J. B. HUNT CORPORATE DRIVE
                             LOWELL, ARKANSAS 72745

                         NOTICE AND PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                           ---------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                   TO BE HELD ON APRIL 20, 2000 AT 10:00 A.M.


         The Annual Meeting of Stockholders of J.B. Hunt Transport Services, Inc. (the "Company") will be held April 20, 2000 at 10:00 a.m. (CDT) at the Company's headquarters, located at 615 J. B. Hunt Corporate Drive, Lowell, Arkansas for the following purposes:

   (1) To elect three Class II Directors for a term of three years each.

   (2) To amend the Company's Management Incentive Plan by authorizing additional shares in the Plan.

   (3) To amend and extend the Chairman's Stock Option Incentive Plan.

   (4) To ratify the appointment of KPMG LLP as the Company's principal independent public accountants for the next fiscal year.

   (5) To transact such other business as may properly come before the meeting or any adjournments thereof.

       Only stockholders of record on February 18, 2000 will be entitled to vote at the meeting or any adjournments thereof. The stock transfer books will not be closed.

       A copy of the 1999 Annual Report to Stockholders is enclosed.

       All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to be present, the Board of Directors requests that you promptly complete, sign, date and mail the enclosed proxy. If you attend the meeting, you may vote either in person or by your proxy.

                                          By Order of the Board of Directors



                                                  JOHNELLE D. HUNT
                                                       Secretary


Lowell, Arkansas
March 3, 2000

-------------------------------------------------------------------------------

              YOUR VOTE IS IMPORTANT. PLEASE DATE, SIGN AND RETURN
                            YOUR PROXY WITHOUT DELAY.

-------------------------------------------------------------------------------

                       J. B. HUNT TRANSPORT SERVICES, INC.

                         615 J. B. HUNT CORPORATE DRIVE
                             LOWELL, ARKANSAS 72745



                                 PROXY STATEMENT

         This Proxy Statement contains information related to the Annual Meeting of Stockholders of J.B. Hunt Transport Services, Inc. to be held Thursday, April 20, 2000, beginning at 10:00 a.m. local time, at the Company's corporate offices, 615 J.B. Hunt Corporate Drive, Lowell, Arkansas and at any postponements or adjournments thereof.



                                ABOUT THE MEETING


WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Company's Annual Meeting, stockholders will act upon matters outlined in the accompanying notice of meeting, including the election of directors and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during fiscal 1999 and respond to questions from the stockholders.


WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on the record date, February 18, 2000, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted on.


WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:30 a.m. and seating will be available at approximately 9:30 a.m. Cameras and recording devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.


WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 35,638,986 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you attend the meeting, you may deliver your completed proxy card in person.


CAN I VOTE BY TELEPHONE?

     If you are a registered stockholder (that is, if you hold stock in your own name), you may vote by telephone by following the instructions included with your proxy card.

     If your shares are held in "street name," you will need to contact your broker or other nominee to determine whether you will be able to vote by telephone.


WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

    -     FOR election of the nominated slate of directors (see pages 4-6)

    -     FOR the Amended Management Incentive Plan (see pages 16-17)

    -     FOR the Amended Chairman's Stock Option Plan (see page 18)

    - FOR ratification of the appointment of KPMG LLP as the Company's independent auditors (see page 19)

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.


WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

- ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the Meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

- OTHER ITEMS. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

CAN I CHANGE MY VOTE AFTER I RETURN THE PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

     On the date of mailing this Proxy Statement, the Board of Directors has no knowledge of any matter which will come before the Annual Meeting other than matters described herein. However, if any such matter is properly presented at the meeting, the proxy solicited hereby confers discretionary authority to the proxies to vote in their sole discretion with respect to such matters, as well as other matters incident to the conduct of the meeting.


                 REPORT OF ACTION TAKEN AT PRIOR ANNUAL MEETING
                        OF STOCKHOLDERS ON APRIL 15, 1999

     The 1999 Annual Meeting was held on April 15, 1999. At that meeting 91.68 percent of eligible shares were voted. Class I nominees for the Board of Directors were elected by a vote of 99.05 percent of the total shares voted. Ratification of the appointment of KPMG LLP as the Company's independent auditors for the next fiscal year was approved by a vote of 99.96 percent of the total shares voted.


                                 STOCK OWNERSHIP

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND OFFICERS OWN?

     The authorized Common Stock of the Company consists of 100,000,000 shares, $.01 par value. As of the close of business on February 18, 2000 there were 35,638,986 shares outstanding held by 1,642 stockholders of record.

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock by each director of the Company, and by each person known to the Company to be, at February 18, 2000, the beneficial owner of more than five percent of the Company's Common Stock, by each named executive officer (Exhibits I, II and III), and by all officers and directors as a group.


-------------------------------------------------------------------------------
                                                  BENEFICIAL OWNERSHIP
-------------------------------------------------------------------------------
   DIRECTORS AND OFFICERS                       SHARES           PERCENT   (8)
   ----------------------                       ------           -------

   J. B. Hunt (1)                              14,399,418           40.4    %
   Wayne Garrison (2)                           1,505,452            4.2
   John A. Cooper, Jr.                             10,530            *
   Gene George (3)                                625,302            1.8
   Thomas L. Hardeman                               4,030            *
   Bryan Hunt (4)                                  20,235            *
   Johnelle Hunt                                   26,800            *
   Robert E. Logan (5)                             20,500            *
   Lloyd E. Peterson                            1,098,534            3.1
   Kirk Thompson (6)                              177,447            *
   Jerry W. Walton (7)                             90,729            *
   John A. White                                    3,172            *

   All executive officers and directors        18,425,704           51.7%
   as a group (20 persons) (8)

-------------------------------------------------------------------------------

*Represents less than 1 percent of the Company's outstanding common stock

--------------------------------------------------------------------------------
OTHER PRINCIPAL STOCKHOLDERS
--------------------------------------------------------------------------------

None reported as of February 18, 2000.

(1) Mr. Hunt's address is 615 J.B. Hunt Corporate Drive, Lowell, Arkansas 72745. Includes 13,173,408 shares owned by Mr. Hunt in a family limited liability company.
(2)    Includes shares owned by immediate family.
(3) Includes an indirect 25% beneficial ownership interest through a family limited partnership in 730,989 shares which equals 182,747 shares and the ownership of 442,555 shares in another family limited partnership. Mr. George disclaims the beneficial ownership of the 182,747 shares described above and listing such shares shall not be construed as an admission that Mr. George is the owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934.
(4) Includes option to purchase 11,500 shares, exercisable as of February 18, 2000.
(5) Includes options to purchase 9,000 shares, exercisable as of February 18, 2000.
(6) Includes options to purchase 26,000 shares, exercisable as of February 18, 2000.
(7) Includes 25,614 shares held in trusts in which Mr. Walton is designated as the trustee and options to purchase 18,600 shares, exercisable as of February 18, 2000.
(8) Includes options to purchase 206,700 shares exercisable as of February 18, 2000.
(9) The percentages are based upon 35,638,986 shares which equal the outstanding shares of the Company as of February 18, 2000.


     The Company's executive officers, directors and persons who own more than ten (10) percent of the Company's Common Stock are required to file under the Securities Exchange Act of 1934 reports of ownership and changes of ownership with the Securities Exchange Commission (SEC).

     Based solely on information provided to the Company by individual directors, executive officers and persons who own more than ten (10) percent of the Company's Common Stock, to the best of the Company's knowledge there were no late filings for fiscal year 1999.





--------------------------------------------------------------------------------

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

       The Board of Directors is currently divided into three classes, having three-year terms that expire in successive years. The term of office of directors in Class II expires at the 2000 Annual Meeting. The Board of Directors proposes that the nominees described below be re-elected to Class II for a new term of three years and until their successors are duly elected and qualified. All are currently serving as Class II directors.

       Each of the nominees has consented to serve a three-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

       It is intended that the shares represented by the accompanying proxy will be voted at the 2000 Annual Meeting for the election of all nominees. Each nominee has indicated his/her willingness to serve as a member of the Board, if elected.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                       PROFILES OF DIRECTORS AND NOMINEES



NOMINEES FOR DIRECTOR:


CLASS II - TERM EXPIRES APRIL 2000

GENE GEORGE                                                  DIRECTOR SINCE 1961
     Mr. George, age 77, is Chairman of the Board of George's Inc. (an integrated poultry company). He also serves on the Board of Directors for the First National Bank of Springdale.

THOMAS L. HARDEMAN                                          DIRECTOR SINCE 1994
     Mr. Hardeman, age 62, is President of BTTB Investments, a private investment company. He also serves on the Board of Directors for Trimac, Ltd. (a Canadian corporation). Retiring from United Parcel Service after 35 years, he served as Corporate Vice President from 1984 until his retirement in April 1994. He is the former Chairman of the Advisory Board for the Commercial Vehicle Safety Alliance, former board member of the Professional Truck Driver Institute of America, and served on the American Legislative Exchange Council and the State Government Affairs Council.

J. B. HUNT                                                   DIRECTOR SINCE 1961
     Mr. Hunt, age 73, is the Senior Chairman of the Board of Directors of the Company. Founder of J.B. Hunt Company in 1961, he served as Chairman of the Board from 1982 until May 16, 1995. Mr. Hunt also serves on the Board of Directors of the University of Denver Intermodal Transportation Institute.




DIRECTORS WHOSE TERM OF OFFICE CONTINUE


CLASS III - TERM EXPIRES APRIL 2001

JOHN A. COOPER, JR.                                          DIRECTOR SINCE 1990
     Mr. Cooper, age 61, is Chairman of the Board, Chief Executive Officer and President of Cooper Communities, Inc. (a community development company). He also serves on the Board of Directors for Wal*Mart Stores, Inc.

BRYAN HUNT                                                   DIRECTOR SINCE 1991
   Mr. Hunt, age 41, is Vice Chairman of the Company. He was appointed Vice Chairman of the Board in February 1988 and Assistant Secretary of the Company in October 1988. He served as Chief Operating Officer of the Van Division of J.B. Hunt Transport in 1995 and as Treasurer of the Company from June 9, 1996 until February 28, 1997. He relinquished his active participation in the Company on February 28, 1997 to pursue outside interests. He is President of Best Motor Company.

WAYNE GARRISON                                              DIRECTOR SINCE 1981
     Mr. Garrison, age 47, assumed the responsibilities of Chairman of the Board May 16, 1995. In 1976 he joined the Company as Plant Manager. He has also served the Company as Vice President of Finance in 1978, Executive Vice President in 1979, President in 1982, Chief Executive Officer in 1987 and Vice Chairman of the Board from 1986 to 1991.

CLASS I - TERM EXPIRES APRIL 2002

JOHNELLE D. HUNT                                             DIRECTOR SINCE 1993
     Mrs. Hunt, age 68, is Secretary of the Company. Serving as Credit Manager from 1962 to 1987, she was elected Secretary-Treasurer in 1972 and served in that capacity until October 1988 at which time she was elected Secretary. She also serves on the Board of Directors for the University of Arkansas Medical Sciences Foundation and the Harvey and Bernice Jones Eye Institute and is the founding chairman of the Alexis de Tocqueville Society of United Way for Washington County. On February 9, 1999, Mrs. Hunt received an appointment from Governor Huckabee to serve as a commissioner for the Arkansas Department of Economic Development.

LLOYD E. PETERSON                                            DIRECTOR SINCE 1990
     Mr. Peterson, age 87, is Chairman of Peterson Farms, Inc. (an integrated poultry company, poultry breeder and cattle farm operation). He also serves as Chairman of the Board for Decatur State Bank and is Director Emeritus of Grand Federal Bank.

KIRK THOMPSON                                                DIRECTOR SINCE 1985
     Mr. Thompson, age 46, is President and Chief Executive Officer of the Company. Mr. Thompson, a certified public accountant, joined the Company in 1973. Between 1978 and 1979 he was associated with KPMG LLP. Returning to the Company in 1979, he served as Vice President of Finance until 1984, Executive Vice President and Chief Financial Officer until 1985, President and Chief Operating Officer from 1986 until 1987 when he was elected President and Chief Executive Officer.

JOHN A. WHITE
     Dr. White, age 60, currently serves as Chancellor of the University of Arkansas, a position he assumed on July 1, 1997. Prior to joining the University, he served as Dean of Engineering at the Georgia Institute of Technology in Atlanta for six years. A graduate of the University of Arkansas (BSIE), Virginia Tech (MSIE) and The Ohio State University (PhD), he also holds honorary doctorates from the Katholieke Universitiet of Leuven in Belgium and from George Washington University. Dr. White is a member of the National Academy of Engineering, past president of the National Consortium for Graduate Degrees for Minorities in Engineering and Science, Inc., past chairman of the American Association of Engineering Societies and past president of the Institute of Industrial Engineers. He also serves on the Board of Directors for Eastman Chemical Company, Motorola, Inc., Russell Corporation, Logility, Inc. and the National Science Foundation to which he received an appointment by President Clinton.


     Under the terms of the Company's articles and Arkansas law, the Board of Directors can fix or change the number of directors by up to 30% of the number of directors last approved by the stockholders.

     Each of the foregoing nominees is currently serving as a director of the Company and each was elected at the last Annual Meeting. Johnelle Hunt is the wife of J. B. Hunt and Bryan Hunt is the son of J. B. and Johnelle Hunt. There are no other family relationships among the foregoing nominees.

WHAT ARE THE DUTIES OF THE BOARD?

     The Board of Directors has the responsibility to serve as the trustee for the stockholders. It also has the responsibility for establishing broad corporate policies and for the overall performance of the Company. The Board, however, is not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business through discussion with the Chief Executive Officer and other officers, by reviewing analyses and reports sent to them each month and by participating in Board and Committee meetings.

HOW ARE DIRECTORS COMPENSATED?

     During the Company's fiscal year ended December 31, 1999, each director who is not a salaried officer or employee of the Company was paid $3,000 for each board meeting attended, $1,000 for each committee meeting attended and $2,000 for each committee meeting chaired and received an annual retainer of $16,000 paid in Company stock (or 1,044 shares on July 15, 1999). A decision, approved by the Compensation Committee and subsequently by the Board on October 14, 1999, increased the director's fees to $3,250 for each board meeting attended effective January 1, 2000.


HOW OFTEN DID THE BOARD MEET DURING FISCAL 1999?

     The Board of Directors met four times during the 1999 fiscal year. During this period all members of the Board participated in at least 75% of all meetings including the Annual Meeting. The business of the Company is managed under the direction of the Board of Directors, which meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act on matters which require Board approval. Special meetings are also held when Board action is required on matters arising between regularly scheduled meetings.


WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of Directors has established Executive, Compensation, Audit and Nominating Committees to direct attention to specific subjects and to act on its behalf in discharging its responsibilities.


        --------------------------------------------------------------------------------------------------
                                      EXECUTIVE       COMPENSATION        AUDIT           NOMINATING
        NAME                          COMMITTEE        COMMITTEE        COMMITTEE         COMMITTEE
        J. B. Hunt                        *
        Wayne Garrison                    *
        John A. Cooper, Jr.                                **                                 *
        Gene George                       *                *
        Tom Hardeman                                       *                                  **
        Bryan Hunt                        *                                 *
        Johnelle Hunt                                                       **
        Lloyd Peterson                                                      *
        Kirk Thompson                     *
        John White                                                          *
        --------------------------------------------------------------------------------------------------

  * Member
** Chairperson


     EXECUTIVE COMMITTEE. The Executive Committee has broad power to act for and on behalf of the Board of Directors between the regularly scheduled meetings of the Board of Directors. The Executive Committee held no meetings in fiscal 1999.

     COMPENSATION COMMITTEE. The Committee's responsibilities are to oversee and recommend to the Board of Directors all aspects of executive compensation and provide performance-based compensation criteria designed to satisfy the definition of qualifying compensation for deductibility under Section 162(m) of the Internal Revenue Code. A report follows, prepared by the Compensation Committee, discussing the Company's policies towards executive compensation. In fiscal 1999, the Compensation Committee met twice.

     AUDIT COMMITTEE. The Audit Committee met once during fiscal 1999. It's responsibilities are to oversee the Company's internal accounting controls, select independent auditors, review the annual audit plan with the independent auditors, review the annual report and results of the audit.

     NOMINATING COMMITTEE. The Nominating Committee is responsible for recommending candidates for election to the Board of Directors. The Nominating Committee is composed solely of independent directors who have no relationship with the Company other than their directorship. The Nominating Committee is responsible for soliciting recommendations for candidates for the Board of Directors, developing and reviewing background information for candidates, making recommendations to the Board regarding such candidates and reviewing and making recommendations to the Board with respect to candidates for directors proposed by stockholders. Any stockholder wishing to propose a nominee should submit a recommendation in writing to the Company's Secretary, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director. The Nominating Committee did not meet during fiscal 1999.






--------------------------------------------------------------------------------

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION


     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPHS INCLUDED ELSEWHERE IN THIS PROXY STATEMENT DO NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT OR THE PERFORMANCE GRAPHS BY REFERENCE THEREIN.

--------------------------------------------------------------------------------





REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal 1999.

     The following table sets forth information concerning total compensation earned or paid by the Company or any of its subsidiaries, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Senior Chairman, Chairman (as two of the four highest paid executives other than the Chief Executive Officer), the Chief Executive Officer, and the two highest paid executive officers of the Company for such period in all capacities in which they served.

EXHIBIT I



                      EXECUTIVE COMPENSATION SUMMARY TABLE


-------------------------------------------------------------------------------------------------------------------
                                                                LONG-TERM COMPENSATION
                         ANNUAL COMPENSATION                    AWARDS               PAYOUTS

                                                  OTHER                   SECURITIES
                                                  ANNUAL      RESTRICTED  UNDERLYING            ALL OTHER
NAME AND                                          COMPEN-     STOCK       OPTIONS/     LTIP     COMPEN-
PRINCIPAL                                  BONUS  SATION      AWARD(S)    SARS       PAYOUTS    SATION
POSITION            YEAR     SALARY ($)   ($) (1) ($) (2)     ($) (3)     (#) (4)      ($)      ($) (5)
-------------------------------------------------------------------------------------------------------------------
J.B. Hunt           1999     375,000         0    46,311        N/A         N/A        N/A       14,991
Senior Chairman     1998     375,000         0    50,676        N/A         N/A        N/A       14,375
                    1997     375,000         0    49,074        N/A         N/A        N/A       50,653

Wayne Garrison      1999     375,000         0    54,104        N/A         N/A        N/A            0
Chairman            1998     375,000         0      N/A         N/A         N/A        N/A        2,596
                    1997     375,000         0      N/A         N/A         N/A        N/A        1,778

Kirk Thompson       1999     450,000         0      N/A         N/A       53,000       N/A        3,603
President and       1998     409,615    60,000      N/A         N/A            0       N/A        4,800
CEO                 1997     400,000    10,000      N/A         N/A       76,000       N/A        4,615

Robert  Logan       1999     264,423         0      N/A         N/A       10,000       N/A            0
Chief Information   1998     262,885    36,600      N/A         N/A       10,000       N/A            0
Officer/EVP (6)     1997     244,000     6,500      N/A         N/A       30,000       N/A            0

Jerry Walton        1999     275,000         0      N/A         N/A       10,000       N/A        1,872
Executive VP        1998     254,808    37,500      N/A         N/A       20,000       N/A        1,875
Finance/Admin-      1997     250,000     6,250      N/A         N/A       55,000       N/A        1,779
istration/CFO
-------------------------------------------------------------------------------------------------------------------


(1) No bonus was earned for fiscal year 1999. All bonuses are reported in the year in which they are earned.

(2) In accordance with SEC rules, reporting is not required unless the aggregate of such compensation exceeds $50,000 or 10% of the total annual salary and bonus. The amount reported for Mr. Hunt in fiscal 1999 represents $41,915 for professional fees and $4,696 for personal use of the Company plane. For fiscal year 1998, the amount reported for Mr. Hunt represents $45,114 for professional and $5,562 for personal use of the Company plane. In fiscal 1997 the amount reported represents $47,880 for professional fees and $1,194 for personal use of the Company plane. In fiscal 1999, the amount reported for Mr. Garrison represents $26,376 for professional fees, $26,885 for personal use of the Company plane and $843 for use of a Company car.

(3) There were no restricted stock awards granted in fiscal years 1999, 1998 or 1997.

(4) There were no stock appreciation rights ("SARs") granted to the above named executives by the Company.

(5) Includes contributions to Company retirement plans on behalf of each of the executives. Also included in other compensation: The Company advances premiums on life insurance policies on the lives of Mr. and Mrs. J.B. Hunt. The premium advances, plus accrued interest, were $7,044,196 as of December 31, 1999, and are a receivable to the Company from a trust which is the owner and beneficiary of the policy. The Company has a guarantee from Mr. and Mrs. Hunt for the amount of premiums paid by the Company together with accrued interest at the rate of 5% per annum. During 1999 the Company paid premiums of $600,000 with respect to the life insurance policies of which Mr. Hunt's share, as reported by the insurance carriers, consisted of $13,117.
(6)  Mr. Logan relinquished his role as Chief Information Officer June 1, 1999.

EXHIBIT II


                 AGGREGATED OPTION EXERCISES DURING FISCAL 1999
                                       AND
                       OPTION VALUES ON DECEMBER 31, 1999


-------------------------------------------------------------------------------------------------------------------
                                                                                               VALUE OF
                                                                      NUMBER OF              UNEXERCISED
                                                                      UNEXERCISED            IN-THE-MONEY
                                                                      OPTIONS AT             OPTIONS AT
                                                                      FY-END (#)             FY-END ($)
                                                                                                   (1)
NAME AND
PRINCIPAL           SHARES ACQUIRED                                   EXERCISABLE/           EXERCISABLE/
POSITION            ON EXERCISE (#)         VALUE REALIZED ($)        UNEXERCISABLE          UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------
J. B. Hunt                    0                       0                        0                   0
                                                                               0                   0
Wayne Garrison                0                       0                        0  E                0  E
                                                                       2,500,000  U                0  U
Kirk Thompson                 0                       0                   26,000  E                0  E
                                                                         275,200  U                0  U
Robert Logan                  0                       0                    9,000  E            1,344  E
                                                                          91,000  U                0  U
Jerry Walton                  0                       0                   18,600  E                0  E
                                                                         154,000  U                0  U
-------------------------------------------------------------------------------------------------------------------



The above Exhibit reflects options only. The Company has no SARs at the present time.

 (1) In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $13.84, which is the closing market price reported on NASDAQ on December 31, 1999.





EXHIBIT III


                        OPTION GRANTS DURING FISCAL 1999


-------------------------------------------------------------------------------------------------------------------
                    NUMBER OF
                    SECURITIES      PERCENT
                    UNDERLYING      OF TOTAL       OPTION                   POTENTIAL REALIZABLE VALUE ($)(1)
NAME AND            OPTIONS         OPTIONS        PRICE        EXPIRATION
POSITION            GRANTED         GRANTED        ($/SH)       DATE                5%           10%
-------------------------------------------------------------------------------------------------------------------
J. B. Hunt                0            0              0               0               0             0
Wayne Garrison            0            0              0               0               0             0
Kirk Thompson        15,000          3.18          13.50        11/05/05         68,869       156,241
                     38,000 (2)      8.07          13.50        11/05/10        364,404       950,649
Robert Logan         10,000          2.12          12.88        10/29/05         43,787        99,338
Jerry Walton         10,000          2.12          12.88        10/29/05         43,787        99,338

-------------------------------------------------------------------------------------------------------------------



The above Exhibit reflects options only. The Company has no SARs at the present time.

(1) The hypothetical value of the options as of their date of grant has been calculated above using the Black-Scholes option pricing model, as permitted by the rules of the SEC, based upon a set of assumptions. It should be noted that this model is only one method of valuing options and the Company's use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.
(2) Granted in 1998. Due to the potential of a 16(b) violation, Mr. Thompson was unable to accept the grant until 1999.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS


     The Compensation Committee of the Board of Directors was comprised during fiscal year 1999 of Messrs. Cooper, (Chairman) George and Hardeman. The Compensation Committee and the Board of Directors approved compensation for the Company's top five executive officers. In fiscal 1999, the Compensation Committee met twice.

     In accordance with SEC rules designed to enhance disclosure of the Company's compensation, the following is a report submitted by the above-listed committee members in their capacity as the Board's Compensation Committee addressing the Company's compensation policy as it relates to the named officers for fiscal 1999 and performance-based compensation for 2000.

     COMPENSATION POLICY. The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of stockholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policies integrate annual base compensation with bonuses based upon corporate performance and individual initiatives and performance. Measurement of corporate performance is primarily based on Company goals and industry performance levels. Accordingly, in years in which performance goals and industry levels are achieved or exceeded, executive compensation tends to be higher than in years in which performance is below expectations. Annual cash compensation, together with the payment of equity-based incentive, is designed to attract and retain qualified executives and ensure that such executives have a continuing stake in the long-term success of the Company. All executive officers and management, in general, are eligible for and do participate in incentive compensation plans.

     PERFORMANCE MEASURE. In evaluating annual executive compensation the Committee examines earnings per share (EPS), return on assets and equity, revenue growth, increased value to stockholders and operating ratio. These factors are compared to corporate goals, prior performance and performance of the Company's peer group. While the Company is predominantly a truckload carrier, the Company believes performance should be compared with other major transportation and logistics companies.

     To motivate our employees to "think like" stockholders, the Company has implemented the following guidelines of stock ownership over a five-year period:


                      POSITION                            OWNERSHIP MULTIPLE OF BASE SALARY
                      --------                            ---------------------------------
           Chief Executive Officer                                      5 times
           Executive Vice Presidents                                    3 times
           Group Presidents, Senior Vice Presidents
             and Vice Presidents of Operations                          2.5 times
           Vice Presidents, Terminal Managers,
             Regional Operations Managers                               2 times

     FISCAL 1999 COMPENSATION. For fiscal 1999, the Company's executive compensation program consisted of (i) base salary, (ii) performance-based cash bonus, and (iii) Management Incentive Plan benefits.

     The peer group used for compensation comparisons include some companies in the peer group selected for the performance graph. The companies used in the compensation peer group were leading transportation and logistics companies.

     As a group, the Company's executives base and total compensation generally falls within the range of the peer group.

     BASE SALARY. Executive base salaries were reviewed to determine if such salaries fall within the range of those persons holding comparably responsible positions at other companies. In reviewing base salaries, national surveys prepared by third party consultants were utilized. Individual salaries are also based on other factors such as the individual's past performance and potential within the Company and the level and scope of responsibility.

     PERFORMANCE CASH BONUS. Performance cash bonuses are awarded quarterly to executives primarily based on the Company's operating ratio. The amount of bonus paid is a percentage of the executive's salary. The bonus increases as a percentage of base salary as the Company's operating ratio improves. No cash bonuses were paid to the executive group in fiscal 1999. Bonuses were paid to the executive group in fiscal 1998 and 1997.

     PERFORMANCE-BASED MANAGEMENT INCENTIVE PLAN. On May 11, 1995 and subsequently on April 16, 1998, the stockholders approved the J. B. Hunt Transport Services, Inc. Amended Management Incentive Plan (the "Plan"). The Plan consolidates all of the existing plans for payment of incentive compensation. Under the Plan, the Committee, the Chairman of the Board or the Chief Executive Officer of the Company, if so delegated, has authority to grant benefits to participants. Participation in the Plan is restricted to officers, directors, employees and consultants of the Company.

Factors used in establishing the size of awards granted under the Plan were as follows:

     1.  Level of responsibility of executive.
     2.  Level of existing stock ownership of executive.
     3.  Increased revenue and earnings of the Company.
     4.  Return on equity and assets of the Company.
     5.  Executive's long-term potential with the Company.
     6.  Debt/equity ratio of the Company.
     7. Operating ratio of the divisions and the operating ratio of the Company as a whole.

     These factors were used in subjectively determining the amount of the stock awards. The Compensation Committee determined and approved 1999 stock awards for the top five executive officers of the company.

     The Plan allows the Compensation Committee, the Chairman of the Board, or the Chief Executive Officer to make awards in the form of restricted stock, money credits, share units, performance units, stock options or SARs to eligible Plan participants. Any stock options or awards to be granted under the Plan are restricted to shares previously authorized for that purpose, i.e., 6,500,000 shares of Company stock. Since the Plan incorporates the 1984 Stock Option Plan, all options issued under the 1984 Plan are deducted from the 6,500,000 share limit to determine the number of options or awards that may be issued. The Compensation Committee, or the Chairman of the Board or the Chief Executive Officer, as the case may be, is authorized to determine the amount, terms and conditions of any grant of incentive compensation under the Plan, subject to the plan limitations previously approved by the stockholders.

     Based on the above factors, the Company, determined and approved by the Compensation Committee, granted 53,000 stock options at an exercise price of $13.50 per share and 20,000 stock options at an exercise price of $12.88 per share to the top five executive officers in fiscal year 1999. 38,000 options vest over a period of ten years and 35,000 options vest over a period of five years.

     SENIOR CHAIRMAN, CHAIRMAN AND CHIEF EXECUTIVE OFFICER COMPENSATION. On May 16, 1995, Mr. J. B. Hunt assumed the position of Senior Chairman and Wayne Garrison, a member of the Board of Directors and former President and Chief Executive Officer, assumed the position of Chairman. The Committee has tried to set base salary and overall compensation for Messrs. Hunt, Garrison and Thompson competitively with companies of similar size and aligned with companies which lead their respective industries. The goal is to reward these executives for corporate performance in line with the interests of the stockholders.

     Messrs. Hunt and Garrison do not participate in the bonus plan and, therefore, received no bonus in 1999. The cash bonus for Mr. Thompson is determined by the previously mentioned formula relating bonuses to quarterly operating ratios. No cash bonus was paid to Mr. Thompson in 1999.

     In accordance with the Committee's policy of aligning executive interest with the interest of stockholders, Mr. Thompson was granted 15,000 stock options in fiscal year 1999 which will vest over a five year period. Due to the potential of creating a 16(b) violation, Mr. Thompson was unable to receive the fiscal year 1998 award of 38,000 stock options until 1999. These options vest over a ten year period. There were no stock options granted to Messrs. Hunt or Garrison in 1999.

     Messrs. Hunt, Garrison and Thompson's cash compensation is comparable to the NASDAQ peer group and other transportation company peer groups.

     Additionally, Messrs. Hunt, Garrison and Thompson participate in the Company's retirement plan.

     2000 PERFORMANCE-BASED COMPENSATION. For fiscal year 2000, the Company has established a cash bonus program for the above named executives that is in direct correlation to earnings per share.





HOW IS THE COMPANY ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the Company's Chief Executive Officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Compensation Committee has structured performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to section 162(m) in a manner that satisfies those requirements. To meet the stockholder approval requirements of Section 162(m), the Company submitted and obtained approval of the Amended Management Incentive Plan by its stockholders at the 1995 Annual Meeting.

     The Board and the Compensation Committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Company's efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

At the Compensation Committee meeting held January 21, 1998 the Committee reviewed and approved an unfunded Deferred Compensation Plan for the Company. Effective March 1, 1998, eligible participants will include all board members and the top two percent of the Company's management group. Each participant may elect to defer up to 100% of any salary, bonus or board compensation earned during the year and elect to receive the income at a designated date in the future. Upon review and approval by the Committee, the Deferred Compensation Plan was presented to the Board of Directors at its regularly scheduled meeting on January 21, 1998 to which it received unanimous approval.

     SUMMARY. The Committee has adopted the philosophy of the Company, i.e., that linking executive compensation to corporate performance results in aligning compensation with corporate goals and stockholder interests.


                                                  1999 COMPENSATION COMMITTEE
                                                  John A. Cooper, Jr., Chairman
                                                  Gene George
                                                  Thomas L. Hardeman




COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     Messrs. Cooper, George and Hardeman comprise the Compensation Committee. None of the members of the Compensation Committee were an officer or an employee of the Company during 1999 and no member of the Committee is a former officer of the Company or had any related party transactions with the Company in fiscal 1999.

                                PERFORMANCE GRAPH

     The following graph presents a five year comparison of cumulative total returns for the Company, the S&P 500 composite index and NASDAQ Trucking Stocks (CRSP Transportation Index). The CRSP Transportation Index was prepared by the Center for Research in Security Prices and includes all NASDAQ traded trucking companies classified under SIC codes 4200-4299. A listing of the companies included in the CRSP Transportation Index is available upon request from the Company. The values on the graph show the relative performance of an investment of $100 made on December 31, 1994 in Company Common Stock and in each of the indices.

            ----------------------------------------------------------
                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                      J. B. HUNT TRANSPORT, S&P 500, NASDAQ
            ----------------------------------------------------------



                                     [GRAPH]

-----------------------------------------------------------------------------------------
                12/31/94     12/31/95     12/31/96     12/31/97     12/31/98     12/31/99
-----------------------------------------------------------------------------------------
J.B. Hunt        100.0        111.1         94.0        127.6        157.8         96.1
-----------------------------------------------------------------------------------------
S&P 500          100.0        137.6        169.5        226.1        291.8        353.7
-----------------------------------------------------------------------------------------
NASDAQ           100.0         80.3         94.0        121.6        122.8        115.6
-----------------------------------------------------------------------------------------

                                       16

            ----------------------------------------------------------
                                 PROPOSAL TWO
                 TO AMEND THE COMPANY'S MANAGEMENT INCENTIVE PLAN
                   BY AUTHORIZING ADDITIONAL SHARES IN THE PLAN
            ----------------------------------------------------------



     The Company's Management Incentive Plan was originally adopted and approved by the Board of Directors on March 17, 1989. Amendments to the Plan were subsequently approved by the stockholders on May 11, 1995 and April 16, 1998. The Plan was adopted for the purpose of providing key employees the opportunity to acquire a proprietary interest in the Company through the purchase or awarding of shares of Common Stock or the awarding of SARs, share units or money credits, thereby more closely aligning management's interests with that of the Company's stockholders.

     The stockholders of the Company are requested to approve an amendment to the Plan to increase the number of shares reserved for issuance from 6,500,000 to 8,500,000 which has been approved by the Compensation Committee and the Board of Directors.

WHY AMEND THE PLAN?

     The number of shares of Common Stock reserved by the Plan are not adequate to meet the ongoing purpose of the Plan. The Plan provided an aggregate of 6,500,000 shares of Common Stock to be available for options and awards under the Plan. As of December 31, 1999, approximately 605,000 shares were remaining for future grants. The Plan proposal would increase the maximum amount of shares authorized for issuance under the Plan to 8,500,000 subject to adjustment as provided in the Plan for certain changes in the Company's capital structure.

     The Plan generally provides for the grant of stock options, restricted stock, SARs, share units or money credits which may be granted either alone or simultaneously in any combination. In order to comply with the Omnibus Budget Reconciliation Act of 1993 and avoid the possible loss of future federal income tax deductions attributable to stock options and SARs granted under the Plan, the Board has approved an amendment of the Plan that would establish 2% of the total shares authorized for issuance under the Plan, i.e. 2% of 8,500,000, as the maximum number of shares that may be subject to stock options, restricted stock, SARs, share units or money credits, or its dollar equivalent at the share's fair market value at date of grant, to an executive officer during any fiscal year.

     Under currently applicable provisions of the Code, an optionee will not be deemed to receive any income for federal income tax purposes upon the grant of any option under the Plan, nor will the Company be entitled to a tax deduction at that time. Upon the exercise of a non-qualified option, the optionee will be deemed to have received compensation in an amount equal to the difference between the market price and exercise price of the shares received on the exercise date. The Company will be allowed an income tax deduction equal to the excess of market value on the shares on the date of exercise over the cost of such shares to the optionee.

     The Board of Directors believes it is in the best long-term interests of the stockholders of the Company to maintain a progressive stock-based incentive program in order to attract and retain officers, key employees and directors and to encourage their greater financial investment in the Company.

     As noted above, the Plan provides that "key employees" of the Company are eligible to participate therein. The term "key employee" is defined to include employees, officers, directors, consultants and independent contractors who render services which tend to materially contribute to the success of the Company. Currently, the Company believes approximately 200 persons are eligible to participate in the Plan. No determination has been made with respect to the future recipients of awards under the Plan and it is not possible to specify the names or positions of persons to whom awards will be granted, or the number of shares, within the limitations of the Plan, to be covered by such awards. However, as required by SEC rules, the following table shows the number and dollar value benefit of all options granted during fiscal 1999 to (i) the Chairman of the Board, (ii) the Chief Executive Officer, (iii) each of the four most highly compensated executive officers as a group, (iv) all current executive officers as a group, (v) all non-executive directors as a group, and (vi) all non-executive officers and employees as a group:


                                NEW PLAN BENEFITS
                            MANAGEMENT INCENTIVE PLAN

                                                                                     NUMBER OF
      NAME AND POSITION                                   DOLLAR VALUE(1)           OPTIONS (2)
      -----------------------------------------------------------------------------------------
      J. B. Hunt                                               N/A                            0
      Sr. Chairman

      Wayne Garrison
      Chairman                                                 N/A                            0

      Kirk Thompson                                            N/A                       53,000
      President and CEO

      Jerry Walton                                             N/A                       10,000
      Executive VP Finance
      and CFO

      Robert E. Logan                                          N/A                       10,000
      Chief Information Officer

      Executive Group                                          N/A                      124,500

      Non-Executive Director Group                             N/A                            0

      Non-Executive Officer Employee Group                     N/A                      346,500

 (1) Dollar value is not determinable based upon closing price of Company's Common Stock at January 3, 2000. These options were granted at exercise prices ranging from $12.69 - $24.00 per share which was the fair market value of the underlying shares on the date of grant.

 (2) Represents fiscal 1999 option grants.


     On January 3, 2000 the closing price of the Company's Common Stock, as listed on the NASDAQ Market, was $13.44 per share.

     Approval of the Plan proposal will require the affirmative vote of the holders of a majority of the shares of Common Stock, in person or by proxy, and entitled to vote at the Annual Meeting.

VOTING ON THE AMENDMENT

     If a quorum is present at the Annual Meeting, approval of the amendment requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote with respect to the amendment. Proxies marked to abstain from voting with respect to the amendment will have the effect of proxies voted against the amendment.

          THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

       ------------------------------------------------------------------
                                 PROPOSAL THREE
         TO AMEND AND EXTEND THE CHAIRMAN'S STOCK OPTION INCENTIVE PLAN
       ------------------------------------------------------------------


     On October 19, 1995, disinterested members of the Company's Board of Directors voted to adopt, subject to stockholder approval, the Chairman's Stock Option Incentive Plan (the "Chairman's Plan"). The purpose of the Chairman's Plan is to attract and retain the services of Mr. Wayne Garrison. Mr. Garrison is the Chairman of the Board of Directors and a former President of the Company and has extensive experience and knowledge in the trucking business. The Chairman's Plan provides for the issuance of options to purchase up to a total of 2,500,000 shares of Common Stock, $0.01 par value, of the Company. Approval by the stockholders was received on May 9, 1996.

      The plan is administered by the Compensation Committee of the Board of Directors of the Company comprised solely of three or more directors, each of whom is a disinterested director within the meaning of Rule 16b-3, promulgated under the Securities Exchange Act of 1934. The plan was written to terminate five years after it became effective unless terminated prior thereto by action of the Compensation Committee.

     The Chairman's Plan is qualified under Rule 16b-3 of the Exchange Act. A grant of options will not result in taxable income to an optionee or a tax deduction for the Company. The exercise of an option will result in taxable ordinary income to the optionee and a corresponding deduction for the Company, and in each case equal to the difference between the fair market value of the shares on the date the option was granted and the fair market value on the date the option was exercised.

     Options granted pursuant to the Chairman's Plan will mature and become exercisable on July 1, 2000. All options will expire and terminate if not exercised one (1) year from maturity. The options are nonassignable or transferable other than by will or the laws of descent and distribution during the lifetime of the Participant.

     The Plan may be amended by the Compensation Committee at any time and in any respect except that stockholders must approve any amendment which would:

          (1) increase or decrease the maximum number of shares of Common Stock available under the Chairman's Plan;
          (2) modify the terms under which the option may be exercised by the Participant under the Plan; or
          (3) materially increase plan benefits to the Participant under the Plan.


      On January 20, 2000, disinterested members of the Board of Directors met separately and voted to extend the expiration date of the Chairman's Plan by one year or to July 1, 2002 and hereby submits the extension to the Company's stockholders for a vote.



          THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

             ------------------------------------------------------
                                  PROPOSAL FOUR
                     RATIFICATION OF APPOINTMENT OF AUDITORS
             ------------------------------------------------------


     The Board of Directors has selected KPMG LLP as the principal independent public accountants for fiscal year 2000 and recommends that the stockholders vote for ratification of such appointment. KPMG LLP has been the principal accountant for the Company since 1982. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.

     Representatives of KPMG LLP will be present at the stockholders' meeting and will have an opportunity to make a statement to the stockholders, if desired, and will be available to respond to appropriate questions from the stockholders.

          THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                    EXPENSES

     The proxies being solicited hereby are bring solicited by the Company. The expense of soliciting proxies, including the cost of preparing, assembling and mailing the material submitted herewith, will be paid by the Company. The Company will also reimburse brokerage firms, banks, trustees, nominees and other persons for the expense of forwarding proxy material to beneficial owners of shares held by them of record. Solicitations of proxies may be made personally or by telephone or telegraphic communications, by directors, officers and regular employees, who will not receive any additional compensation in respect of such solicitations.


                            PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than November 3, 2000 for inclusion in the Proxy Statement and Form of Proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14A under the Securities Exchange Act of 1934.


                                     GENERAL

     Proxies duly executed and returned by a stockholder, and not revoked prior to or at the meeting, will be voted in accordance with the instructions thereon.

     The management of the Company does not know of any business to be brought before the meeting other than described in this Proxy Statement, but it is intended that as to any such other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the persons acting thereunder.

     STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY ENCLOSED IN THE ENVELOPE PROVIDED. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.

                                          By Order of the Board of Directors


                                                   JOHNELLE D. HUNT
                                                          Secretary

    PLEASE MARK YOUR                                                      / 2600
X   VOTES AS IN THIS                                                      /
    EXAMPLE.                                                               ---

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

--------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4
--------------------------------------------------------------------------------


                   FOR   WITHHELD                        FOR   AGAINST  ABSTAIN                              FOR   AGAINST  ABSTAIN
1. Election of                      2. To amend the                                3. To amend and extend the
   Directors                           Company's                                      Chairman's Stock Option
   (SEE REVERSE)                       Management                                     Incentive Plan.
                                       Incentive Plan by
For, except vote withheld from the     authorizing                                 4. To ratify the appointment of
following nominee(s):                  additional shares                              KPMG LLP as the principal
                                       in the Plan.                                   independent public accoun-
__________________________________                                                    tants for fiscal year 2000.

                                                                                   5. To transact such other business as may
                                                                                      properly come before the meeting or any
                                                                                      adjournments thereof.

                                                                                                                    Change of
                                                                                                                    Address/Comments
                                                                                                                    on Reverse Side




SIGNATURE(S)_____________________________________________________DATE______________    The signer hereby revokes all proxies
NOTE: Please mark, sign, date and promptly return this proxy card in the enclosed      heretofore given by the signer to vote at
envelope. Please sign exactly as your name(s) appear(s) above. When shares are held    said meeting or any adjournments thereof.
by joint tenants, both should sign. When signing as attorney, officer administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. In a partnership, please sign in partnership name by authorized person.

                                           FOLD AND DETACH HERE




                      J.B. HUNT TRANSPORT SERVICES, INC.

Dear Stockholder:

J.B. Hunt Transport Services, Inc. encourages U.S. and Canadian residents to take advantage of a convenient way by which you can vote your shares by telephone. If you vote by telephone, you do not need to return this proxy card.

To vote your shares by telephone you must use the voter control number in the box above, just below the perforation.

On a touch-tone telephone call toll-free 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week. The telephone response system will lead you through the simple process of voting your proxy. Your voter control number above must be used to access the system.

YOUR TELEPHONE VOTE PROVIDES THE SAME AUTHORIZATION TO VOTE YOUR SHARES AS IF YOU MARKED, SIGNED, DATED AND RETURNED YOUR PROXY CARD.

                 Your vote is important. Thank you for voting.

                      J.B. HUNT TRANSPORT SERVICES, INC.
              PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR
P               ANNUAL MEETING OF STOCKHOLDERS, APRIL 20, 2000

R The undersigned hereby constitute(s) and appoint(s) WAYNE GARRISON and KIRK THOMPSON as Proxies, each with the power to appoint his substitute,
O and hereby authorizes the Proxies, or either of them, to represent and vote as designated on this proxy card all of the shares of common stock
X of J.B. HUNT TRANSPORT SERVICES, INC. held of record by the undersigned on February 18, 2000 at the Annual Meeting of Stockholders to be held on
Y    April 20, 2000, and any adjournment thereof.


     ELECTION OF DIRECTORS, NOMINEES:                    COMMENT/CHANGE OF ADDRESS:
     (01) Gene George, (02) Thomas L. Hardeman,
     (03) J.B. Hunt                                -----------------------------------------

                                                   -----------------------------------------

                                                   -----------------------------------------

                                                   -----------------------------------------
                                                   (If your have written in the above space,
                                                   please mark the corresponding box on the
                                                   reverse side of this card.)


     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


                             FOLD AND DETACH HERE